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                                                    OFFICERS AND DIRECTORS
                                                              OF
                                                      ALLEN HOLDING INC.



Name                                       Business Address        Principal Occupation (i.e., Position with Allen Holding
                                                                   Inc.)
Herbert A. Allen                                   x               President, Director, Chief Executive Officer
Herbert A. Allen III                               x               Executive Vice President, Director
Mary L. Cullen                                     x               Secretary
Howard M. Felson                                   x               Vice President, Assistant Secretary, Controller
Anthony J. Ferrante                                x               Treasurer
Richard L. Fields                                  x               Executive Vice President, Director
Paul A. Gould                                      x               Executive Vice President, Director
Donald R. Keough                                   x               Chairman of the Board, Director
Christine Olenchalk                                x               Vice President, Assistant Secretary
Nancy B. Peretsman                                 x               Executive Vice President, Director
Eugene Protash                                     x               Vice President, Assistant Secretary
Bradley Roberts                                    x               Director, Executive Vice President
John M. Simon                                      x               Executive Vice President, Director
Kim M. Wieland                                     x               Executive Vice President, Chief Financial Officer, Director


    x     711 Fifth Avenue, New York, New York 10022-3194.

    xx    All the Executive Officers and Directors of AHI are U.S. citizens unless otherwise indicated.





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                                                    OFFICERS AND DIRECTORS
                                                              OF
                                                 ALLEN & COMPANY INCORPORATED



Name                                       Business Address        Principal Occupation (i.e., Position with Allen & Company
                                                                   Incorporated)
Charles M. Allen                                   x               Vice President - Elect
Herbert A. Allen                                   x               President, Managing Director, Director, Chief Executive
                                                                   Officer
Herbert A. Allen III                               x               Executive Vice President, Managing Director, Director
Grace Allen                                        x               Director
Glenn A. Andreas III                               x               Vice President - Elect
Eran S. Ashany                                     x               Executive Vice President, Managing Director, Director
Edmund M. Bleich                                   x               Vice President
Jay B. Bockhaus                                    x               Vice President - Elect
William W. Bradley                                 x               Managing Director, Director
Denise Calvo-Silver                                x               Vice President, Director
Dominick J. Cantalupo                              x               Vice President, Co-Chief Operations Officer
Marvyn Carton                                      x               Director-Emeritus
Robert H. Cosgriff                                 x               Chief Administrative Officer, Executive Vice President,
                                                                   Managing Director, Director
Mary L. Cullen                                     x               Vice President, Secretary, Director
Robert Dean                                        x               Executive Vice President, Managing Director, Director
Orin F. Devereux                                   x               Vice President, Director
Daniel Englander                                   x               Vice President - Elect
Rosemary Fanelli                                   x               Vice President, Chief Compliance Officer
Howard M. Felson                                   x               Vice President, Assistant Secretary, Controller
Anthony J. Ferrante                                x               Treasurer
Richard L. Fields                                  x               Executive Vice President, Managing Director, Director
Shana Fisher                                       x               Vice President-Elect, Director
Paul A. Gould                                      x               Executive Vice President, Managing Director, Director
John Griffen                                       x               Vice President - Elect, Director
William F. Hughes, III                             x               Vice President
John H. Josephson                                  x               Executive Vice President, Managing Director,  Director
Donald R. Keough                                   x               Chairman of the Board
Clarke R. Keough                                   x               Vice President, Director
Kaveh A. Khosrowshahi                              x               Executive Vice President, Managing Director, Director
Leroy C. Kim                                       x               Vice President
Neal Kopp                                          x               Vice President
Terry Allen Kramer                                 x               Director
Thomas J. Kuhn                                     x               Vice President, Director
Andreas L. Lazar                                   x               Vice President - Elect
Robert A. Mackie                                   x               Executive Vice President, Managing Director, Director
James C. Maiden, Jr.                               x               Vice President
Terence C. McCarthy                                x               Co-Chief Operations Officer, Vice President
Kenneth L. Miltenberger                            x               Chief Technology Officer
Terrence Morris                                    x               Vice President
Brian J. Murphy                                    x               Vice President, Director
Louis J. Mustacchio                                x               Vice President
Walter T. O'Hara, Jr.                              x               Executive Vice President, Managing Director, Director
Christine Olenchalk                                x               Vice President, Assistant Secretary
Margaret O'Shea                                    x               Vice President
Nancy B. Peretsman                                 x               Executive Vice President, Managing Director, Director
Eugene Protash                                     x               Vice President, Assistant Secretary
James W. Quinn                                     x               Vice President, Director
Bradley Roberts                                    x               Managing Director, Director, Executive Vice President
Daniel J. Sapadin                                  x               Vice President - Elect
Philip D. Scaturro                                 x               Executive Vice President, Managing Director, Director
John A. Schneider                                  x               Executive Vice President, Managing Director, Director
Mary Schuyler                                      x               Vice President
Enrique F. Senior (Cuba)                           x               Executive Vice President, Managing Director, Director
Joseph E. Sheehan                                  x               Vice President
Stanley S. Shuman                                  x               Executive Vice President, Managing Director, Director
John M. Simon                                      x               Executive Vice President, Managing Director, Director
Kenneth M. Siskind                                 x               Vice President - Elect
Frank J. Stanley, IV                               x               Vice President - Elect
Peter Supino                                       x               Vice President
Everett K. Wallace                                 x               Vice President - Elect
Dennis J. Warfield                                 x               Chief Information Officer, Vice President
David M. Wehner                                    x               Vice President
Daniel Weidlein                                    x               Vice President
Edward D. Weinberger                               x               Director
Kim M. Wieland                                     x               Executive Vice President, Managing Director, Chief
                                                                   Financial Officer, Director


    x     711 Fifth Avenue, New York, New York 10022-3194.

    xx    All the Executive Officers and Directors of ACI are U.S. citizens unless otherwise indicated.


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